SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2012

FIRST FINANCIAL BANCORP.

(Exact name of registrant as specified in its charter)

Ohio	0-12379	31-1042001
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

201 East Fourth Street, Suite 1900		45202
Cincinnati, Ohio		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (877) 322-9530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	First Financial Bancorp.

Item 2.02         Results of Operations and Financial Condition.

On January 25, 2012, First Financial Bancorp. issued its earnings press release that included the results of operations and financial condition for the fourth quarter and year ended of 2011. A copy of the earnings press release is attached as Exhibit 99.1.

The earnings press release includes some non-GAAP financial measures. The first non-GAAP financial measure, Net interest margin (fully tax equivalent), appears in the table entitled “Consolidated Financial Highlights” under the section “Key Financial Ratios.” It also appears in the two tables entitled “Consolidated Quarterly Statements of Income”, as well as the “Consolidated Statements of Income” under “Additional Data”. The second non-GAAP measure appears in the tables entitled “Additional Data” at the bottom of the two “Consolidated Quarterly Statements of Income” pages and the “Consolidated Statements of Income” page. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

Below is a table showing “net interest income” calculated and presented in accordance with GAAP and the adjustments made to arrive at the non-GAAP financial measure “net interest income – tax equivalent.” The table also shows “net interest margin” calculated and presented in accordance with GAAP and the method used to arrive at the non-GAAP financial measure “net interest margin (fully tax equivalent).”

	Three Months Ended					Twelve Months Ended
	Dec. 31,	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	December 31,
	2011	2011	2011	2011	2010	2011	2010
	(Dollars in thousands)
Net interest income	$65,476	$65,218	$65,867	$67,335	$67,906	$263,896	$275,510
Tax equivalent adjustment	265	236	240	238	220	979	866
Net interest income - tax equivalent	$65,741	$65,454	$66,107	$67,573	$68,126	$264,875	$276,376

Average earning assets	6,014,136	5,687,036	5,733,604	5,772,224	5,792,624	5,802,098	5,907,399

Net interest margin*	4.32%	4.55%	4.61%	4.73%	4.65%	4.55%	4.66%
Net interest margin (fully tax equivalent)*	4.34%	4.57%	4.62%	4.75%	4.67%	4.57%	4.68%

*  Margins are calculated using net interest income annualized divided by average earning assets.

The earnings press release also includes some non-GAAP ratios in the “Consolidated Financial Highlights” page. These ratios are: (1) Return on average tangible common shareholders' equity; (2) Ending tangible common equity as a percent of ending tangible assets; (3) Ending tangible common equity as a percent of risk-weighted assets; (4) Average tangible common equity as a percent of average tangible assets; and (5) Tangible book value per common share. The Ending tangible common equity as a percent of ending tangible assets and Average tangible common equity as a percent of average tangible assets are also shown in the “Regulatory Capital” section of the “Capital Adequacy” page in the earnings release. The following table provides a reconciliation of these ratios to GAAP. The Company considers these critical metrics with which to analyze banks. The ratios have been included in the earnings press release to facilitate a better understanding of the Company’s capital structure and financial condition.

	Three Months Ended					Twelve Months Ended
	Dec. 31,	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	December 31,
	2011	2011	2011	2011	2010	2011	2010
	(Dollars in thousands, except per share data)
Net income available to common shareholders (a)	$17,941	$15,618	$15,973	$17,207	$14,300	$66,739	$57,386

Average total shareholders' equity	$719,964	$725,809	$707,750	$695,062	$697,016	$712,252	$682,987
Less:
Average Preferred stock	0	0	0	0	0	0	(11,717)
Goodwill	(95,050)	(68,922)	(51,820)	(51,820)	(51,820)	(95,050)	(51,820)
Intangible assets	(10,844)	(8,436)	(4,847)	(5,227)	(5,604)	(10,844)	(5,604)
Average tangible common equity (b)	614,070	648,451	651,083	638,015	639,592	606,358	613,846
Add back: Average preferred stock	0	0	0	0	0	0	11,717
Average tangible shareholders' equity (c)	614,070	648,451	651,083	638,015	639,592	606,358	625,563

Total shareholders' equity	712,221	727,132	721,762	707,964	697,394	712,221	697,394
Less:
Preferred stock	0	0	0	0	0	0	0
Goodwill	(95,050)	(68,922)	(51,820)	(51,820)	(51,820)	(95,050)	(51,820)
Intangible assets	(10,844)	(8,436)	(4,847)	(5,227)	(5,604)	(10,844)	(5,604)
Tangible common equity (d)	606,327	649,774	665,095	650,917	639,970	606,327	639,970

Total assets	6,671,511	6,337,729	6,041,607	6,314,481	6,250,225	6,671,511	6,250,225
Less:
Goodwill	(95,050)	(68,922)	(51,820)	(51,820)	(51,820)	(95,050)	(51,820)
Intangible assets	(10,844)	(8,436)	(4,847)	(5,227)	(5,604)	(10,844)	(5,604)
Ending tangible assets (e)	6,565,617	6,260,371	5,984,940	6,257,434	6,192,801	6,565,617	6,192,801

Risk-weighted assets (f)	3,645,403	3,518,026	3,384,115	3,375,800	3,687,224	3,645,403	3,687,224

Total average assets	6,515,756	6,136,815	6,219,754	6,266,408	6,270,480	6,284,961	6,485,632
Less:
Goodwill	(95,050)	(68,922)	(51,820)	(51,820)	(51,820)	(95,050)	(51,820)
Intangible assets	(10,844)	(8,436)	(4,847)	(5,227)	(5,604)	(10,844)	(5,604)
Average tangible assets (g)	6,409,862	6,059,457	6,163,087	6,209,361	6,213,056	6,179,067	6,428,208

Ending common shares outstanding (h)	58,267,054	58,256,136	58,259,440	58,286,890	58,064,977	58,267,054	58,064,977

Ratios
Return on average tangible common shareholders' equity (a)/(b)	11.59%	9.56%	9.84%	10.94%	8.87%	11.01%	9.35%
Ending tangible common equity as a percent of:
Ending tangible assets (d)/(e)	9.23%	10.38%	11.11%	10.40%	10.33%	9.23%	10.33%
Risk-weighted assets (d)/(f)	16.63%	18.47%	19.65%	19.28%	17.36%	16.63%	17.36%
Average tangible common equity as a percent of average tangible assets (b)/(g)	9.58%	10.70%	10.56%	10.28%	10.29%	9.81%	9.55%
Tangible book value per common share (d)/(h)	$10.41	$11.15	$11.42	$11.17	$11.02	$10.41	$11.02
Average tangible shareholders' equity to average tangible assets (c)/(g)	9.58%	10.70%	10.56%	10.28%	10.29%	9.81%	9.73%

First Financial Bancorp also provided electronic presentation slides on its web site used in connection with the earnings conference call. A copy of the electronic presentation slides is included in this Report as Exhibit 99.2.

Item 9.01	Exhibits.

(d)          Exhibits:

The following exhibits shall not be deemed to be “filed” for purposes of the Securities Act.

99.1        First Financial Bancorp. Press Release dated January 25, 2012 – Furnished.

99.2         First Financial Bancorp. January 26, 2012 Earnings Call slides – Furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By:	/s/ J. Franklin Hall
J. Franklin Hall
Executive Vice President, Chief Financial Officer
and Chief Operating Officer

Date: January 25, 2012

Form 8-K	First Financial Bancorp.

Exhibit Index

Exhibit No.	Description

99.1	First Financial Bancorp. Press Release dated January 25, 2012.
99.2	First Financial Bancorp. January 26, 2012 Earnings Call slides.